Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 30, 2007 (the “First Amendment”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of June 12, 2006 (as amended and modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has entered into that certain Agreement and Plan of Merger dated as of March 18, 2007 (the “Merger Agreement”), by and among the Borrower, Quanta MS Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower (“Merger Sub”), and InfraSource Services, Inc. (“InfraSource Services”), pursuant to which Merger Sub will merge with and into InfraSource Services (the “Merger”);
     WHEREAS, as a result of the Merger, InfraSource Services and InfraSource Incorporated will become Subsidiaries of the Borrower at the effective time of the Merger; and
     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments.
     (a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
     “First Amendment Effective Date” means August 30, 2007.
     “InfraSource” means InfraSource Incorporated, a Delaware corporation.
     “InfraSource Services” means InfraSource Services, Inc., a Delaware corporation.
     “Regulated Subsidiary” means any Subsidiary of the Borrower (other than InfraSource) so long as such Subsidiary is subject to regulation by a Governmental Authority and for which the incurrence of Indebtedness (including Guarantees) or the pledge of any Capital Stock or assets of such Subsidiary would be prohibited or require the consent or approval of any Governmental Authority (and such consent or approval has not been obtained), as set forth in any rule or regulation of such Governmental Authority.
     (b) A “.” at the end of the definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby replaced with the word “and”, and the following clause (e) is hereby added after clause (d) in such definition to read as follows:
(e) the Capital Stock of any Regulated Subsidiary prior to obtaining the receipt of the approvals and/or consents required by Section 7.16 with respect to such Regulated Subsidiary.
     (c) The definition of “Guarantors” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Guarantors” means each Domestic Subsidiary of the Borrower and each other Person that joins as a Guarantor pursuant to Section 7.12, together with their successors and permitted assigns; provided that no Regulated Subsidiary shall be a Guarantor prior to obtaining the receipt of the approvals and/or consents required by Section 7.16 with respect to such Regulated Subsidiary.
     (d) Section 6.03 of the Credit Agreement is hereby amended to read as follows:
     6.03 Governmental Authorization; Other Consents.
     No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect to any material Contractual Obligation is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document other than (a) those that have already been obtained and are in full force and effect, (b) filings to perfect the Liens created by the Collateral Documents and (c) the required approval, if any, of (i) the applicable Governmental Authorities with respect to the pledge or transfer of Capital Stock of any Regulated Subsidiary, including pursuant to the terms and conditions of the Pledge Agreement and (ii) the United States Federal Communications Commission with respect to the transfer of Capital Stock of M.J. Electric, Inc., including pursuant to the terms and conditions of the Pledge Agreement.
     (e) The following new Section 6.24 is hereby added at the end of Article VI of the Credit Agreement to read as follows:
     6.24 Regulated Subsidiaries.
     As of the First Amendment Effective Date, no Subsidiary of the Borrower (other than Sunesys, Inc. and Sunesys of Virginia, Inc.) is a Regulated Subsidiary.
     (f) The language preceding clause (a) in Section 7.12 of the Credit Agreement is hereby amended to read as follows:

Within forty-five (45) days (x) after the acquisition or formation of any Subsidiary (other than a Regulated Subsidiary) or (y) with respect to any Regulated Subsidiary, after obtaining the receipt of the approvals and/or consents required by Section 7.16:
     (g) The language preceding clause (i) in Section 7.14 of the Credit Agreement is hereby amended to read as follows:
     Subject to the provisions of Section 7.12, each Loan Party will
     (h) The following new Section 7.16 is hereby added at the end of Article VII of the Credit Agreement to read as follows:
     7.16 Regulated Subsidiaries.
     (a) Within a reasonable period of time following the First Amendment Effective Date (not to exceed fifteen days), commence to diligently pursue, on a commercially reasonable basis, all required approvals and consents from each applicable Governmental Authority so that (i) each Regulated Subsidiary existing as of the First Amendment Effective Date may execute and deliver to the Administrative Agent a Joinder Agreement and such other documents required by Section 7.12 and Section 7.14 and (ii) to the extent required by Section 7.14, each parent of such Regulated Subsidiary may pledge the Capital Stock of such Regulated Subsidiary to the Administrative Agent to secure the Obligations pursuant to the Collateral Documents and (b) within a reasonable period of time following the formation or acquisition of any Regulated Subsidiary after the First Amendment Effective Date (not to exceed fifteen days), commence to diligently pursue, on a commercially reasonable basis, all required approvals and consents from each applicable Governmental Authority so that (i) such Regulated Subsidiary may execute and deliver to the Administrative Agent a Joinder Agreement and such other documents required by Section 7.12 and Section 7.14 and (ii) to the extent required by Section 7.14, each parent of such Regulated Subsidiary may pledge the Capital Stock of such Regulated Subsidiary to the Administrative Agent to secure the Obligations pursuant to the Collateral Documents.
     (i) Section 8.01(q) of the Credit Agreement is hereby amended to read as follows:
     (q) (i) Liens in favor of the Surety on the Surety Priority Collateral arising pursuant to any of the Surety Credit Documents; provided that such Liens remain subject to the terms of the Intercreditor Agreement, (ii) Liens (provided that those of the Surety shall be subject to the terms of the Intercreditor Agreement) arising as a matter of law which secure the obligations of the Borrower or any Subsidiary under any surety bond provided in the ordinary course of business and (iii) Liens in favor of Arch Insurance Company or any subsidiary or affiliate of Arch Insurance Company or any of their respective co-sureties or reinsurers which secure the obligations of InfraSource Services or any of its Subsidiaries under those certain surety bonds identified on Schedule 8.03(e); and
     (j) Section 8.02(c) of the Credit Agreement is hereby amended to read as follows:
     (c) Investments in any Person that is a Loan Party;

     (k) Section 8.03(e) of the Credit Agreement is hereby amended to read as follows:
     (e) (i) obligations of the Borrower or any Subsidiary under surety bonds provided in the ordinary course of business, (ii) obligations of the Borrower and its Subsidiaries under the Surety Credit Documents; provided that such obligations are subject to the terms of the Intercreditor Agreement and (iii) obligations of InfraSource Services or any of its Subsidiaries with respect to the surety bonds identified on Schedule 8.03(e), it being understood and agreed that such surety bonds identified on Schedule 8.03(e) shall not be renewed or extended;
     (l) Schedule 1.01(a) of the Credit Agreement is hereby amended to add the following language at the end of such Schedule:
          9. The Capital Stock in or all or substantially all of the assets of Environmental Professional Associates, Limited.
     (m) A new Schedule 8.03(e) is hereby added to the Credit Agreement to read as provided on Schedule 8.03(e) attached hereto.
     2. Pledge Agreement. The Lenders hereby consent to and approve the terms of the First Amendment to Amended and Restated Pledge Agreement dated as of the date hereof among the Loan Parties and the Administrative Agent (the “First Amendment to Pledge Agreement”), a copy of which is attached hereto as Exhibit A. By execution hereof, the Lenders authorize and direct the Administrative Agent to execute the First Amendment to Pledge Agreement on behalf of the Lenders.
     3. Conditions Precedent. This First Amendment shall be effective immediately upon satisfaction of the following conditions precedent:
     (a) Receipt by the Administrative Agent of counterparts of this First Amendment duly executed by each of the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.
     (b) Receipt by the Administrative Agent of a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the Merger on a Pro Forma Basis, the Loan Parties are in compliance with the financial covenants set forth in Section 8.11(b) and (c) of the Credit Agreement as of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) of the Credit Agreement.
     (c) The contemporaneous consummation of the Merger in compliance with applicable law and regulatory approvals in accordance with the terms of the Merger Agreement (it being agreed that promptly upon the consummation of the Merger, the Borrower shall deliver to the Administrative Agent a copy of the certificate of merger evidencing the consummation of the Merger).
     4. Miscellaneous.
     (a) The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

     (b) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.
     (c) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this First Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
     (d) The Borrower and the Guarantors hereby represent and warrant as follows:
     (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this First Amendment;
     (ii) This First Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this First Amendment.
     (e) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (f) This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this First Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
     (g) THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:	QUANTA SERVICES, INC.,
a Delaware corporation

By: /s/ NICHOLAS M. GRINDSTAFF
Name: Nicholas M. Grindstaff
Title: Treasurer

GUARANTORS:	ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PWR FINANCIAL COMPANY
QPC, INC.
QSI, INC.
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA LX ACQUISITION, INC.
QUANTA LXI ACQUISITION, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXIII ACQUISITION, INC.
QUANTA LXIV ACQUISITION, INC.
QUANTA LXV ACQUISITION, INC.
QUANTA LXVI ACQUISITION, INC.

By: /s/ NICHOLAS M. GRINDSTAFF
Name: Nicholas M. Grindstaff
Title: Treasurer

QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA MS ACQUISITION, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA UNDERGROUND SERVICES, INC.
QUANTA UTILITY INSTALLATION
COMPANY, INC.
QUANTA UTILITY SERVICES-GULF STATES, INC.
QUANTA WIRELESS SOLUTIONS, INC.
R.A. WAFFENSMITH & CO., INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
TTGP, INC.
TTLP, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION
ALLTECK LINE CONTRACTORS (USA), INC.
POTELCO, INC.
BRADFORD BROTHERS, INCORPORATED
TTM, INC.
CMI SERVICES, INC.
TRAWICK CONSTRUCTION COMPANY, INC.
FIBER TECHNOLOGIES, INC.
ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED
FIVE POINTS CONSTRUCTION CO.
MEJIA PERSONNEL SERVICES, INC.
SOUTHWEST TRENCHING COMPANY, INC.
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
METRO UNDERGROUND SERVICES, INC. OF ILLINOIS
PROFESSIONAL TELECONCEPTS, INC.

By: /s/ NICHOLAS M. GRINDSTAFF
Name: Nicholas M. Grindstaff
Title: Treasurer

PAR ELECTRICAL CONTRACTORS, INC.
PROFESSIONAL TELECONCEPTS, INC.
THE RYAN COMPANY, INC.

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QDE LLC

By:	PWR Financial Company, its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSET MANAGEMENT LLC

By:	QSI, Inc., its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TOTAL QUALITY MANAGEMENT SERVICES, LLC

By:	Environmental Professional Associates,
Limited, its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TJADER, L.L.C.
OKAY CONSTRUCTION COMPANY, LLC

By:	Spalj Construction Company,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS/CPG LLC
MEARS ENGINEERING/ LLC
MEARS/HDD, LLC
MEARS SERVICES LLC

By:	Mears Group, Inc.,
the sole member of each of the foregoing
limited liability companies

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

S.K.S. PIPELINERS, LLC

By:	Arby Construction, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TNS-VA, LLC

By:	Professional Teleconcepts, Inc., its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

NORTH HOUSTON POLE LINE, L.P.
LINDSEY ELECTRIC, L.P.
DIGCO UTILITY CONSTRUCTION, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
QUANTA ASSOCIATES, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TRANS TECH ELECTRIC, L.P.

By:	TTGP, Inc.,
its general partner

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

PWR NETWORK, LLC

By:	PWR Financial Company, its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	PWR Financial Company,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

SPECTRUM CONSTRUCTION CONTRACTING, L.L.C.

By:	Conti Communications, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF

Name:	Nicholas M. Grindstaff
Title:	Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ KRISTINE THENNES

	Name:	Kristine Thennes
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,

	By:	/s/ GARY L. MINGLE

	Name:	Gary L. Mingle
	Title:	Senior Vice-President

LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ MICHAEL R. QUIRAY

	Name:	Michael R. Quiray
	Title:	Vice President

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ H. MICHAEL SULTANIK

	Name:	H. Michael Sultanik
	Title:	Vice President

LENDERS:	CREDIT SUISSE, CAYMAN ISLANDS BRANCH

	By:	/s/ VANESSA GOMEZ

	Name:	Vanessa Gomez
	Title:	Vice President

	By:	/s/ NUPUR KUMAR

	Name:	Nupur Kumar
	Title:	Associate

LENDERS:	COMPASS BANK

	By:	/s/ TOM BROSIG

	Name:	Tom Brosig
	Title:	Senior Vice President

LENDERS:	MB FINANCIAL BANK, N.A. (F/N/A OAK BROOK BANK)

	By:	/s/ HENRY WESSEL

	Name:	Henry Wessel
	Title:	Vice President

LENDERS:	FIRSTRUST BANK

	By:	/s/ ELLEN FRANK

	Name:	Ellen Frank
	Title:	Vice President

LENDERS:	THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

	By:	/s/ BRIAN N. THOMAS

	Name:	Brian N. Thomas
	Title:	Vice President

LENDERS:	WEBSTER BANK, NATIONAL ASSOCIATION

	By:	/s/ JOHN GILSENAN

	Name:	John Gilsenan
	Title:	Vice President

LENDERS:	NORTH FORK BUSINESS CAPITAL CORPORATION

	By:	/s/ RON WALKER

	Name:	Ron Walker
	Title:	Vice President

LENDERS:	[CALYON NEW YORK BRANCH]

	By:	/s/ ROBERT NELSON

	Name:	Robert Nelson
	Title:	Managing Director

	By:	/s/ BRIAN MYERS

	Name:	Brian Myers
	Title:	Managing Director

LENDERS:	MIDFIRST BANK

	By:	/s/ SHAWN D. BREWER

	Name:	Shawn D. Brewer
	Title:	Vice President

Exhibit A
FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT dated as of                       (the “First Amendment”) is entered into by and among the parties identified as “Pledgors” on the signature pages attached hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), for the ratable benefit of the holders of the Secured Obligations (as defined in the Pledge Agreement (as defined below)), and amends the Pledge Agreement (as defined below). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of June 12, 2006 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of even date herewith (the “First Amendment to Credit Agreement”), and as further amended and modified from time to time, the “Credit Agreement”);
     WHEREAS, the Pledgors and the Administrative Agent have entered into that certain Amended and Restated Pledge Agreement dated as of June 12, 2006 (as amended and modified from time to time, the “Pledge Agreement”);
     WHEREAS, the Borrower has entered into that certain Agreement and Plan of Merger, dated as of March 18, 2007, by and among the Borrower, Quanta MS Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower (“Merger Sub”), and InfraSource Services, Inc. (“InfraSource Services”), pursuant to which Merger Sub will merge with and into InfraSource Services (the “Merger”);
     WHEREAS, as a result of the Merger, InfraSource Services and InfraSource Incorporated will become Subsidiaries of the Borrower at the effective time of the Merger; and
     WHEREAS, the Borrower has requested that the Lenders amend the Pledge Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments.
     (a) The introductory paragraph of Section 2.1 of the Pledge Agreement is hereby amended and restated to read in its entirety as follows:
     2.1 Security Interest and Pledge. Subject to the terms of this Agreement and the Credit Agreement, and to secure the Secured Obligations, each Pledgor hereby pledges, assigns, grants, conveys and transfers to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations a continuing first priority security interest in, and a right of set-off against, any and all of such Pledgor’s rights, title and interest in, to and under the following property, whether now existing or owned, acquired or arising hereafter (collectively, the “Collateral”):
     (b) Section 2.1(a) of the Pledge Agreement is hereby amended and restated to read in its entirety as follows:
(a)	all of the shares of Capital Stock in the Persons listed on the attached Schedule 2.1(a) and any other entities which hereafter become Subsidiaries of such Pledgor or any of its Subsidiaries in which such Pledgor has an ownership interest (other than a Regulated Subsidiary, until such time as all approvals and/or consents required by Section 7.16 of the Credit Agreement with respect to such Regulated Subsidiary shall have been obtained) (collectively, the “Companies”), and the certificates or instruments, if any, representing such Capital Stock and all options and other rights, contractual or otherwise, with respect thereto (collectively, the “Pledged Shares”);
     (c) Section 3.5 of the Pledge Agreement is hereby amended and restated to read in its entirety as follows:
     3.5 No Consent. No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by such Pledgor of the Liens granted hereby or for the execution, delivery or performance of this Agreement by such Pledgor, other than (a) the filing of financing statements and the filing of an investment act notice in connection with the stock of any Subsidiary organized in Canada, (b) with respect to the securities of M.J. Electric, Inc., the approval of the Federal Communications Commission would be required if the securities are transferred through foreclosure or otherwise, and (c) (i) if the New Jersey Board of Public Utilities (“NJBPU”) asserts jurisdiction, the pledge of the stock of Sunesys, Inc. may require the approval of the NJBPU and (ii) with respect to the securities of Sunesys, Inc., certain state public utility commission approvals may be required if the securities are transferred through foreclosure or otherwise, and except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.
     2. Conditions Precedent. This First Amendment shall be effective immediately upon satisfaction of the following conditions precedent:
     (a) receipt by the Administrative Agent of counterparts of this First Amendment duly executed by each of the Pledgors and the Administrative Agent; and
     (b) the First Amendment to Credit Agreement shall have become effective.
     3. Miscellaneous.
     (a) The Pledge Agreement and the obligations of the Pledgors thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

     (b) Upon the effectiveness of this First Amendment, each reference in the Pledge Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Pledge Agreement, as affected and amended by this First Amendment.
     (c) Each Pledgor (a) acknowledges and consents to all of the terms and conditions of this First Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Pledge Agreement or the other Loan Documents.
     (d) The Pledgors hereby represent and warrant as follows:
     (i) Each Pledgor has taken all necessary action to authorize the execution, delivery and performance of this First Amendment;
     (ii) This First Amendment has been duly executed and delivered by the Pledgors and constitutes each of the Pledgors’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Pledgor of this First Amendment.
     (e) The Pledgors represent and warrant to the Lenders that (i) the representations and warranties of the Pledgors set forth in Section 3 of the Pledge Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (f) This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this First Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
     (g) THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

PLEDGORS:	QUANTA SERVICES, INC.,
a Delaware corporation

By:
Name: Nicholas M. Grindstaff
Title: Treasurer

ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PWR FINANCIAL COMPANY
QPC, INC.
QSI, INC.
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA LX ACQUISITION, INC.
QUANTA LXI ACQUISITION, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXIII ACQUISITION, INC.
QUANTA LXIV ACQUISITION, INC.
QUANTA LXV ACQUISITION, INC.
QUANTA LXVI ACQUISITION, INC.

By:
Name: Nicholas M. Grindstaff
Title: Treasurer

QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA MS ACQUISITION, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA UNDERGROUND SERVICES, INC.
QUANTA UTILITY INSTALLATION COMPANY, INC.
QUANTA UTILITY SERVICES-GULF STATES, INC.
QUANTA WIRELESS SOLUTIONS, INC.
R.A. WAFFENSMITH & CO., INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
TTGP, INC.
TTLP, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION
````	ALLTECK LINE CONTRACTORS (USA), INC.
POTELCO, INC.
BRADFORD BROTHERS, INCORPORATED
TTM, INC.
CMI SERVICES, INC.
TRAWICK CONSTRUCTION COMPANY, INC.
FIBER TECHNOLOGIES, INC.
ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED
FIVE POINTS CONSTRUCTION CO.
MEJIA PERSONNEL SERVICES, INC.
SOUTHWEST TRENCHING COMPANY, INC.
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
METRO UNDERGROUND SERVICES, INC. OF ILLINOIS
PROFESSIONAL TELECONCEPTS, INC.

By:
Name: Nicholas M. Grindstaff
Title: Treasurer

PAR ELECTRICAL CONTRACTORS, INC.
PROFESSIONAL TELECONCEPTS, INC.
THE RYAN COMPANY, INC.

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QDE LLC

By:	PWR Financial Company, its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSET MANAGEMENT LLC

By:	QSI, Inc.,
its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TOTAL QUALITY MANAGEMENT SERVICES, LLC

By:	Environmental Professional Associates,
Limited, its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TJADER, L.L.C.
OKAY CONSTRUCTION COMPANY, LLC

By:	Spalj Construction Company, its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS/CPG LLC
MEARS ENGINEERING/ LLC
MEARS/HDD, LLC
MEARS SERVICES LLC

By:	Mears Group, Inc.,
the sole member of each of the foregoing
limited liability companies

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

S.K.S. PIPELINERS, LLC

By:	Arby Construction, Inc.,
its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

TNS-VA, LLC

	By:	Professional Teleconcepts, Inc., its sole member

By:

	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

NORTH HOUSTON POLE LINE, L.P.
LINDSEY ELECTRIC, L.P.
DIGCO UTILITY CONSTRUCTION, L.P.

	By:	Mejia Personnel Services, Inc.,
its general partner

By:

	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
QUANTA ASSOCIATES, L.P.

	By:	QSI, Inc.,
its general partner

By:

	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

TRANS TECH ELECTRIC, L.P.

````````````	By:	TTGP, Inc.,
its general partner

By:

	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

PWR NETWORK, LLC

By:	PWR Financial Company,
its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	PWR Financial Company,
its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

SPECTRUM CONSTRUCTION CONTRACTING, L.L.C.

By:	Conti Communications, Inc.,
its sole member

By:

Name:	Nicholas M. Grindstaff
Title:	Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
By:

	Name:	Charlene Wright-Jones
	Title:	Assistant Vice President